EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 3 to the Annual Report of Giga-tronics Incorporated (the "Company") on Form 10-K/A for the period ending March 26, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank D. Romejko, Vice President of Finance, Chief Financial Officer (Acting), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	06/19/2012

/s/ FRANK D. ROMEJKO
Frank D. Romejko
Vice President of Finance, Chief Financial Officer (Acting)